================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 24, 2007


                          SUN-TIMES MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
                                                          ----------------------

                                      N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS CERTAIN OFFICERS.

              On February 24, 2007, the Board of Directors (the "Board") of Sun-Times Media Group, Inc. (the "Company") increased the size of the Board by one member and voted to elect Herbert A. Denton as a director to fill the newly-formed vacancy created thereby. Mr. Denton has been appointed to serve on the Nominating and Governance and Compensation Committees of the Board.

              Mr. Denton is the founder and president of Providence Capital, Inc., which, through its affiliate Providence Recovery Partners LP, is a shareholder of the Company's Class A Common Stock.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUN-TIMES MEDIA GROUP, INC.
                                              (Registrant)



Date:  February 28, 2007                  By: /s/ James D. McDonough
                                              -------------------------------
                                              Name:   James D. McDonough
                                              Title:  Vice President, General
                                                      Counsel and Secretary